April 21, 2023                                        Exhibit 99.1

Park National Corporation reports financial results
for first quarter 2023

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the first quarter of 2023. Park's board of directors declared a quarterly cash dividend of $1.05 per common share, payable on June 9, 2023 to common shareholders of record as of May 19, 2023.

“Our associates serve customers when, where and how they prefer to be served. This produces solid financial results for our organization,” said Park Chairman and Chief Executive Officer, David Trautman. “Our colleagues’ commitment transcends banking, and begins with improving our communities.”

Park’s net income for the first quarter of 2023 was $33.7 million, a 13.2 percent decrease from $38.9 million for the first quarter of 2022. First quarter 2023 net income per diluted common share was $2.07, compared to $2.38 in the first quarter of 2022.

Park's community-banking subsidiary, The Park National Bank, reported net income of $36.3 million for the first quarter of 2023, a 12.5 percent decrease compared to $41.5 million for the same period of 2022.

“Recent events in the financial industry have created some uncertainty,” Trautman said. “At Park, we govern our finances with discipline and a conservative spirit that ensures we safeguard the hard-earned money entrusted to us. Our capital position and liquidity remain strong. Our bankers are available and welcome conversations about the strength of our bank and the financial industry. We value the confidence our communities have in us.”

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of March 31, 2023). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Ellie Akey, 740.349.5493, ellie.akey@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives;
•current and future economic and financial market conditions, either nationally or in the states in which Park and our subsidiaries do business, that may reflect deterioration in business and economic conditions, including the effects of higher unemployment rates, an acceleration in the pace of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, U.S. fiscal debt, budget and tax matters, geopolitical matters (including the impact of
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

the Russia-Ukraine conflict and associated sanctions and export controls), and any slowdown in global economic growth, in addition to the continuing impact of the COVID-19 pandemic and recovery therefrom on our customers’ operations and financial condition, any of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including changes in real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply, market interest rate policies and policies impacting inflation, of the Federal Reserve Board, the U.S. Treasury and other governmental agencies) as well as disruption in the liquidity and functioning of U.S. financial markets, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce net interest margins;
•changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance;
•the impact of the changes in federal, state and local governmental policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation that may increase tax rates, infrastructure spending and social programs;
•changes in laws or requirements imposed by Park's regulators impacting Park's capital actions, including dividend payments and stock repurchases;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behaviors, changes in business and economic conditions, legislative and regulatory initiatives, or other factors may be different than anticipated;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness, and Park's expectations regarding future credit losses and our allowance for credit losses, may be different than anticipated due to the continuing impact of and the various responses to inflationary pressures;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and Park's ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the American Rescue Plan Act of 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•Park's ability to meet heightened supervisory requirements and expectations;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results;
•the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the impact on Park's business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of the adequacy of Park's intellectual property protection in general;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations, closing of border crossings and changes in the relationship of the U.S. and its global trading partners);
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the effect of a fall in stock market prices on Park's asset and wealth management businesses;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims, the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries, and liabilities and business restrictions resulting from litigation and regulatory investigations;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities (especially in light of the Russia-Ukraine conflict) on the economy and financial markets generally and on us or our counterparties specifically;
•a worsening of the U.S. economy due to financial, political, or other shocks;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our most recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•uncertainty surrounding the transition from the London Inter-Bank Offered Rate (LIBOR) to an alternate reference rate;
•a continuation of recent turmoil in the banking industry, and the impact of responsive measures to mitigate and manage such turmoil, including potential increased supervisory and regulatory actions and costs;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended March 31, 2023, December 31, 2022, and March 31, 2022

	2023	2022	2022	Percent change vs.
(in thousands, except common share and per common share data and ratios)	1st QTR	4th QTR	1st QTR	4Q '22	1Q '22
INCOME STATEMENT:
Net interest income	$92,198	$94,606	$77,686	(2.5)%	18.7%
Provision for (recovery of) credit losses	183	2,981	(4,605)	(93.9)%	N.M.
Other income	24,387	26,392	31,656	(7.6)%	(23.0)%
Other expense	76,503	77,654	67,373	(1.5)%	13.6%
Income before income taxes	$39,899	$40,363	$46,574	(1.1)%	(14.3)%
Income taxes	6,166	7,279	7,699	(15.3)%	(19.9)%
Net income	$33,733	$33,084	$38,875	2.0%	(13.2)%

MARKET DATA:
Earnings per common share - basic (a)	$2.08	$2.03	$2.40	2.5%	(13.3)%
Earnings per common share - diluted (a)	2.07	2.02	2.38	2.5%	(13.0)%
Quarterly cash dividend declared per common share	1.05	1.04	1.04	1.0%	1.0%
Special cash dividend declared per common share	—	0.50	—	N.M.	N.M.
Book value per common share at period end	66.91	65.74	66.24	1.8%	1.0%
Market price per common share at period end	118.57	140.75	131.38	(15.8)%	(9.8)%
Market capitalization at period end	1,917,759	2,289,099	2,134,834	(16.2)%	(10.2)%

Weighted average common shares - basic (b)	16,242,353	16,261,136	16,219,889	(0.1)%	0.1%
Weighted average common shares - diluted (b)	16,324,823	16,393,179	16,331,031	(0.4)%	—%
Common shares outstanding at period end	16,174,067	16,263,583	16,249,308	(0.6)%	(0.5)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.36%	1.28%	1.60%	6.3%	(15.0)%
Return on average shareholders' equity (a)(b)	12.54%	12.44%	14.26%	0.8%	(12.1)%
Yield on loans	5.24%	5.00%	4.31%	4.8%	21.6%
Yield on investment securities	3.60%	3.25%	2.11%	10.8%	70.6%
Yield on money market instruments	4.70%	3.63%	0.17%	29.5%	2,664.7%
Yield on interest earning assets	4.89%	4.57%	3.71%	7.0%	31.8%
Cost of interest bearing deposits	1.15%	0.81%	0.08%	42.0%	1,337.5%
Cost of borrowings	3.24%	2.88%	2.35%	12.5%	37.9%
Cost of paying interest bearing liabilities	1.29%	0.95%	0.25%	35.8%	416.0%
Net interest margin (g)	4.08%	3.98%	3.55%	2.5%	14.9%
Efficiency ratio (g)	65.10%	63.69%	61.16%	2.2%	6.4%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$56.69	$55.56	$55.98	2.0%	1.3%
Average interest earning assets	9,267,418	9,517,746	8,959,109	(2.6)%	3.4%
Pre-tax, pre-provision net income (k)	40,082	43,344	41,969	(7.5)%	(4.5)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended March 31, 2023, December 31, 2022, and March 31, 2022

				Percent change vs.
(in thousands, except ratios)	March 31, 2023	December 31, 2022	March 31, 2022	4Q '22	1Q '22
BALANCE SHEET:
Investment securities	$1,800,410	$1,820,787	$1,832,274	(1.1)%	(1.7)%
Loans	7,093,857	7,141,891	6,821,606	(0.7)%	4.0%
Allowance for credit losses	85,946	85,379	78,861	0.7%	9.0%
Goodwill and other intangible assets	165,243	165,570	166,655	(0.2)%	(0.8)%
Other real estate owned (OREO)	1,468	1,354	760	8.4%	93.2%
Total assets	9,856,981	9,854,993	9,576,352	—%	2.9%
Total deposits	8,294,444	8,234,715	7,996,318	0.7%	3.7%
Borrowings	360,843	416,009	394,249	(13.3)%	(8.5)%
Total shareholders' equity	1,082,153	1,069,226	1,076,366	1.2%	0.5%
Tangible equity (d)	916,910	903,656	909,711	1.5%	0.8%
Total nonperforming loans (l)	74,365	101,111	86,891	(26.5)%	(14.4)%
Total nonperforming assets (l)	75,833	102,465	87,651	(26.0)%	(13.5)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	71.97%	72.47%	71.23%	(0.7)%	1.0%
Total nonperforming loans as a % of period end loans	1.05%	1.42%	1.27%	(26.1)%	(17.3)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.07%	1.43%	1.28%	(25.2)%	(16.4)%
Allowance for credit losses as a % of period end loans	1.21%	1.20%	1.16%	0.8%	4.3%
Net loan (recoveries) charge-offs	$(1)	$1,563	$(269)	(100.1)%	(99.6)%
Annualized net loan (recoveries) charge-offs as a % of average loans (b)	—%	0.09%	(0.02)%	(100.0)%	(100.0)%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.98%	10.85%	11.24%	1.2%	(2.3)%
Tangible equity (d) / Tangible assets (f)	9.46%	9.33%	9.67%	1.4%	(2.2)%
Average shareholders' equity / Average assets (b)	10.85%	10.27%	11.25%	5.6%	(3.6)%
Average shareholders' equity / Average loans (b)	15.37%	14.85%	16.19%	3.5%	(5.1)%
Average loans / Average deposits (b)	84.04%	81.87%	83.32%	2.7%	0.9%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31
(in thousands, except share and per share data)	2023	2022

Interest income:
Interest and fees on loans	$91,614	$72,416
Interest on debt securities:
Taxable	12,979	6,130
Tax-exempt	2,912	2,447
Other interest income	3,396	153
Total interest income	110,901	81,146

Interest expense:
Interest on deposits:
Demand and savings deposits	14,212	351
Time deposits	1,347	720
Interest on borrowings	3,144	2,389
Total interest expense	18,703	3,460

Net interest income	92,198	77,686

Provision for (recovery of) credit losses	183	(4,605)

Net interest income after provision for (recovery of) credit losses	92,015	82,291

Other income	24,387	31,656

Other expense	76,503	67,373

Income before income taxes	39,899	46,574

Income taxes	6,166	7,699

Net income	$33,733	$38,875

Per common share:
Net income - basic	$2.08	$2.40
Net income - diluted	$2.07	$2.38

Weighted average common shares - basic	16,242,353	16,219,889
Weighted average common shares - diluted	16,324,823	16,331,031

Cash dividends declared:
Quarterly dividend	$1.05	$1.04

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2023	December 31, 2022

Assets

Cash and due from banks	$146,155	$156,750
Money market instruments	115,764	32,978
Investment securities	1,800,410	1,820,787
Loans	7,093,857	7,141,891
Allowance for credit losses	(85,946)	(85,379)
Loans, net	7,007,911	7,056,512
Bank premises and equipment, net	81,223	82,126
Goodwill and other intangible assets	165,243	165,570
Other real estate owned	1,468	1,354
Other assets	538,807	538,916
Total assets	$9,856,981	$9,854,993

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,922,242	$3,074,276
Interest bearing	5,372,202	5,160,439
Total deposits	8,294,444	8,234,715
Borrowings	360,843	416,009
Other liabilities	119,541	135,043
Total liabilities	$8,774,828	$8,785,767

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2023 and December 31, 2022)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at March 31, 2023 and December 31, 2022)	459,431	462,404
Accumulated other comprehensive loss, net of taxes	(90,033)	(102,394)
Retained earnings	862,518	847,235
Treasury shares (1,449,037 shares at March 31, 2023 and 1,359,521 shares at December 31, 2022)	(149,763)	(138,019)
Total shareholders' equity	$1,082,153	$1,069,226
Total liabilities and shareholders' equity	$9,856,981	$9,854,993

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2023	2022

Assets

Cash and due from banks	$155,582	$168,726
Money market instruments	292,948	360,103
Investment securities	1,806,679	1,801,527
Loans	7,099,240	6,829,336
Allowance for credit losses	(86,809)	(83,434)
Loans, net	7,012,431	6,745,902
Bank premises and equipment, net	82,047	88,739
Goodwill and other intangible assets	165,457	166,918
Other real estate owned	1,434	759
Other assets	542,302	492,708
Total assets	$10,058,880	$9,825,382

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,970,470	$3,025,991
Interest bearing	5,476,661	5,170,296
Total deposits	8,447,131	8,196,287
Borrowings	393,198	411,424
Other liabilities	127,599	112,131
Total liabilities	$8,967,928	$8,719,842

Shareholders' Equity:
Preferred shares	$—	$—
Common shares	462,562	461,798
Accumulated other comprehensive loss, net of taxes	(96,240)	(1,719)
Retained earnings	865,276	787,917
Treasury shares	(140,646)	(142,456)
Total shareholders' equity	$1,090,952	$1,105,540
Total liabilities and shareholders' equity	$10,058,880	$9,825,382

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2023	2022	2022	2022	2022
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$91,614	$89,382	$83,522	$77,787	$72,416
Interest on debt securities:
Taxable	12,979	11,974	10,319	7,624	6,130
Tax-exempt	2,912	2,918	2,923	2,676	2,447
Other interest income	3,396	4,536	3,180	260	153
Total interest income	110,901	108,810	99,944	88,347	81,146

Interest expense:
Interest on deposits:
Demand and savings deposits	14,212	10,205	5,757	1,333	351
Time deposits	1,347	1,061	825	708	720
Interest on borrowings	3,144	2,938	2,534	2,367	2,389
Total interest expense	18,703	14,204	9,116	4,408	3,460

Net interest income	92,198	94,606	90,828	83,939	77,686

Provision for (recovery of) credit losses	183	2,981	3,190	2,991	(4,605)

Net interest income after provision for (recovery of) credit losses	92,015	91,625	87,638	80,948	82,291

Other income	24,387	26,392	46,694	31,193	31,656

Other expense	76,503	77,654	82,903	70,048	67,373

Income before income taxes	39,899	40,363	51,429	42,093	46,574

Income taxes	6,166	7,279	9,361	7,769	7,699

Net income	$33,733	$33,084	$42,068	$34,324	$38,875

Per common share:
Net income - basic	$2.08	$2.03	$2.59	$2.11	$2.40
Net income - diluted	$2.07	$2.02	$2.57	$2.10	$2.38

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2023	2022	2022	2022	2022
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$8,615	$8,219	$8,216	$8,859	$8,797
Service charges on deposit accounts	2,241	2,595	2,859	2,563	2,074
Other service income	2,697	2,580	2,956	4,940	4,819
Debit card fee income	6,457	6,675	6,514	6,731	6,126
Bank owned life insurance income	1,185	1,366	1,185	2,374	1,175
ATM fees	533	548	610	583	532
(Loss) gain on the sale of OREO, net	(9)	—	5,607	4	—
OREO valuation markup	15	—	12,009	—	30
(Loss) gain on equity securities, net	(405)	(165)	58	709	2,353
Other components of net periodic benefit income	1,893	3,027	3,027	3,027	3,027
Miscellaneous	1,165	1,547	3,653	1,403	2,723
Total other income	$24,387	$26,392	$46,694	$31,193	$31,656

Other expense:
Salaries	$34,871	$33,837	$37,889	$31,052	$30,521
Employee benefits	10,816	9,895	9,897	10,199	10,499
Occupancy expense	3,353	4,157	3,455	3,040	3,214
Furniture and equipment expense	3,246	3,118	2,912	2,934	2,937
Data processing fees	8,750	8,537	8,170	8,416	7,504
Professional fees and services	7,221	9,845	8,359	6,775	5,858
Marketing	1,319	1,404	1,595	1,019	1,317
Insurance	1,814	1,526	1,237	1,245	1,405
Communication	1,037	968	1,098	935	890
State tax expense	1,278	1,040	1,186	1,167	1,192
Amortization of intangible assets	327	341	341	403	402
Foundation contributions	—	—	4,000	—	—
Miscellaneous	2,471	2,986	2,764	2,863	1,634
Total other expense	$76,503	$77,654	$82,903	$70,048	$67,373

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2023	2022	2021	2020	2019	2018

Allowance for credit losses:
Allowance for credit losses, beginning of period	$85,379	$83,197	$85,675	$56,679	$51,512	$49,988
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	383	—	6,090	—	—	—
Charge-offs	2,235	9,133	5,093	10,304	11,177	13,552
Recoveries	2,236	6,758	8,441	27,246	10,173	7,131
Net (recoveries) charge-offs	(1)	2,375	(3,348)	(16,942)	1,004	6,421
Provision for (recovery of) credit losses	183	4,557	(11,916)	12,054	6,171	7,945
Allowance for credit losses, end of period	$85,946	$85,379	$83,197	$85,675	$56,679	$51,512

General reserve trends:
Allowance for credit losses, end of period	$85,946	$85,379	$83,197	$85,675	$56,679	$51,512
Allowance on purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	167	268	—
Allowance on purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	678	—	—
Specific reserves on individually evaluated loans	4,318	3,566	1,616	5,434	5,230	2,273
General reserves on collectively evaluated loans	$81,628	$81,813	$81,581	$79,396	$51,181	$49,239

Total loans	$7,093,857	$7,141,891	$6,871,122	$7,177,785	$6,501,404	$5,692,132
PCD loans (PCI loans for years 2020 and prior)	4,555	4,653	7,149	11,153	14,331	3,943
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	360,056	548,436	225,029
Individually evaluated loans (l)	59,384	78,341	74,502	108,407	77,459	48,135
Collectively evaluated loans	$7,029,918	$7,058,897	$6,789,471	$6,698,169	$5,861,178	$5,415,025

Asset Quality Ratios:
Net (recoveries) charge-offs as a % of average loans	—%	0.03%	(0.05)%	(0.24)%	0.02%	0.12%
Allowance for credit losses as a % of period end loans	1.21%	1.20%	1.21%	1.19%	0.87%	0.90%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (j)	1.21%	1.20%	1.22%	1.25%	N.A.	N.A.
General reserve as a % of collectively evaluated loans	1.16%	1.16%	1.20%	1.19%	0.87%	0.91%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (j)	1.16%	1.16%	1.21%	1.24%	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$73,114	$79,696	$72,722	$117,368	$90,080	$67,954
Accruing troubled debt restructurings (for years 2022 and prior) (l)	N.A.	20,134	28,323	20,788	21,215	15,173
Loans past due 90 days or more	1,251	1,281	1,607	1,458	2,658	2,243
Total nonperforming loans	$74,365	$101,111	$102,652	$139,614	$113,953	$85,370
Other real estate owned - Park National Bank	114	—	181	837	3,100	2,788
Other real estate owned - SEPH	1,354	1,354	594	594	929	1,515
Other nonperforming assets - Park National Bank	—	—	2,750	3,164	3,599	3,464
Total nonperforming assets	$75,833	$102,465	$106,177	$144,209	$121,581	$93,137
Percentage of nonaccrual loans to period end loans	1.03%	1.12%	1.06%	1.64%	1.39%	1.19%
Percentage of nonperforming loans to period end loans	1.05%	1.42%	1.49%	1.95%	1.75%	1.50%
Percentage of nonperforming assets to period end loans	1.07%	1.43%	1.55%	2.01%	1.87%	1.64%
Percentage of nonperforming assets to period end total assets	0.77%	1.04%	1.11%	1.55%	1.42%	1.19%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2023	2022	2021	2020	2019	2018

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$79,696	$72,722	$117,368	$90,080	$67,954	$72,056
New nonaccrual loans	9,207	64,918	38,478	103,386	81,009	76,611
Resolved nonaccrual loans	15,789	57,944	83,124	76,098	58,883	80,713
Nonaccrual loans, end of period	$73,114	$79,696	$72,722	$117,368	$90,080	$67,954

Individually evaluated commercial loan portfolio information (period end): (l)
Unpaid principal balance	$60,922	$80,116	$75,126	$109,062	$78,178	$59,381
Prior charge-offs	1,538	1,775	624	655	719	11,246
Remaining principal balance	59,384	78,341	74,502	108,407	77,459	48,135
Specific reserves	4,318	3,566	1,616	5,434	5,230	2,273
Book value, after specific reserves	$55,066	$74,775	$72,886	$102,973	$72,229	$45,862

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED
(in thousands, except share and per share data)	March 31, 2023	December 31, 2022	March 31, 2022
Net interest income	$92,198	$94,606	$77,686
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	200	258	480
less interest income on former Vision Bank relationships	574	707	42
Net interest income - adjusted	$91,424	$93,641	$77,164

Provision for (recovery of) credit losses	$183	$2,981	$(4,605)
less recoveries on former Vision Bank relationships	(723)	(792)	(1)
Provision for (recovery of) credit losses - adjusted	$906	$3,773	$(4,604)

Other income	$24,387	$26,392	$31,656
less other service income related to former Vision Bank relationships	135	285	—
Other income - adjusted	$24,252	$26,107	$31,656

Other expense	$76,503	$77,654	$67,373
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	327	341	402
less direct expenses related to collection of payments on former Vision Bank loan relationships	100	100	—
Other expense - adjusted	$76,076	$77,213	$66,971

Tax effect of adjustments to net income identified above (i)	$(253)	$(336)	$(25)

Net income - reported	$33,733	$33,084	$38,875
Net income - adjusted (h)	$32,781	$31,819	$38,779

Diluted earnings per common share	$2.07	$2.02	$2.38
Diluted earnings per common share, adjusted (h)	$2.01	$1.94	$2.37

Annualized return on average assets (a)(b)	1.36%	1.28%	1.60%
Annualized return on average assets, adjusted (a)(b)(h)	1.32%	1.23%	1.60%

Annualized return on average tangible assets (a)(b)(e)	1.38%	1.30%	1.63%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.34%	1.25%	1.63%

Annualized return on average shareholders' equity (a)(b)	12.54%	12.44%	14.26%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	12.19%	11.96%	14.23%

Annualized return on average tangible equity (a)(b)(c)	14.78%	14.75%	16.80%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	14.36%	14.19%	16.76%

Efficiency ratio (g)	65.10%	63.69%	61.16%
Efficiency ratio, adjusted (g)(h)	65.24%	63.99%	61.08%

Annualized net interest margin (g)	4.08%	3.98%	3.55%
Annualized net interest margin, adjusted (g)(h)	4.04%	3.94%	3.53%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended March 31, 2023, December 31, 2022, and March 31, 2022, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED
	March 31, 2023	December 31, 2022	March 31, 2022
AVERAGE SHAREHOLDERS' EQUITY	$1,090,952	$1,055,509	$1,105,540
Less: Average goodwill and other intangible assets	165,457	165,794	166,918
AVERAGE TANGIBLE EQUITY	$925,495	$889,715	$938,622

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	March 31, 2023	December 31, 2022	March 31, 2022
TOTAL SHAREHOLDERS' EQUITY	$1,082,153	$1,069,226	$1,076,366
Less: Goodwill and other intangible assets	165,243	165,570	166,655
TANGIBLE EQUITY	$916,910	$903,656	$909,711

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED
	March 31, 2023	December 31, 2022	March 31, 2022
AVERAGE ASSETS	$10,058,880	$10,279,656	$9,825,382
Less: Average goodwill and other intangible assets	165,457	165,794	166,918
AVERAGE TANGIBLE ASSETS	$9,893,423	$10,113,862	$9,658,464

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2023	December 31, 2022	March 31, 2022
TOTAL ASSETS	$9,856,981	$9,854,993	$9,576,352
Less: Goodwill and other intangible assets	165,243	165,570	166,655
TANGIBLE ASSETS	$9,691,738	$9,689,423	$9,409,697

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2023	December 31, 2022	March 31, 2022
Interest income	$110,901	$108,810	$81,146
Fully taxable equivalent adjustment	926	918	819
Fully taxable equivalent interest income	$111,827	$109,728	$81,965
Interest expense	18,703	14,204	3,460
Fully taxable equivalent net interest income	$93,124	$95,524	$78,505

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for (recovery of) credit losses, other income, other expense and income taxes.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Excludes $3.4 million of PPP loans and $3,000 in related allowance at March 31, 2023, $4.2 million of PPP loans and $4,000 in related allowance at December 31, 2022, $74.4 million of PPP loans and $77,000 in related allowance at December 31, 2021 and $331.6 million of PPP loans and $337,000 in related allowance at December 31, 2020.
(k) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for (recovery of) credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for (recovery of) credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED
	March 31, 2023	December 31, 2022	March 31, 2022
Net income	$33,733	$33,084	$38,875
Plus: Income taxes	6,166	7,279	7,699
Plus: Provision for (recovery of) credit losses	183	2,981	(4,605)
Pre-tax, pre-provision net income	$40,082	$43,344	$41,969

(l) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million during the three months ended March 31, 2023. Additionally, as a result of the adoption of this ASU, individually evaluated loans decreased by $11.5 million.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com